Exhibit 99.1

 Wedbush Sustainability & Infrastructure Conference  March 9, 2016

 Safe Harbor Statement  Today’s presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as “expect,” “believe,” “estimate,” “anticipate,” or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding future growth and profitability, price increases, cost savings, product lines, enhanced competitive posture and acquisitions, are included in the company’s most recent Annual Report pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the company’s actual results in future periods to be materially different from any future performance suggested herein. Further, the company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the company’s control. Some of the factors that could affect future performance of the company are changes in, or delays in the implementation of, regulations that cause a market for our products, acquisitions, higher energy and raw material costs, costs of imports and related tariffs, labor relations, capital and environmental requirements, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs. In the context of the forward-looking information provided in this presentation, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the company’s most recent Annual Report.

Agenda

- Calgon Carbon's Products and Services
- Financial Overview
- Drivers of Sales Growth
  - Mercury Removal
  - North American Drinking Water
  - Reactivation
  - Ballast Water Treatment
- Drivers of Value Creation
  - Cost Improvement Program
  - Investing in Existing Plants
  - Revenue Growth Focus
  - M&A
  - Capital Allocation Program

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 3

 Company Profile

Who We Are

- We are the world's largest producer of granular activated carbon
- We solve customer purification and separation problems with a variety of technologies
- Carbon technology is our core competency with a diverse product portfolio complemented by ultraviolet light and ION exchange

34 CITIES, **15** COUNTRIES
GLOBAL SALES REPRESENTATION

240 PATENTS

1100+ EMPLOYEES

15 FACILITIES
MANUFACTURING, REACTIVATION, EQUIPMENT

70+ YEARS EXPERIENCE

$535 million
2015 Net Sales


CalgonCarbon

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 5

 What We Do  Develop, manufacture and supply activated carbon, other media and treatment systems to:    Reduce environmental impact and allow waste water reuse or disposal    Remove and recover contaminants from air emissions    Purify food products    Protect your personal environment    Provide clean, safe drinking water  Enhance critical stages in chemical manufacture

 GRANULAR  EXTRUDED  POWDER  Activated Carbon    CLOTH

 Equipment  Carbon Adsorption System  Ultraviolet Technology  Ion Exchange Systems  Ballast Water Treatment

Global Presence


(HQ) Feluy, Belgium
Houghton-le-Spring, UK
Ashton-in-Makerfield, UK
Tipton, UK
Grays, UK
North Tonawanda, NY
Blue Lake, CA
Columbus, OH
Gila Bend, AZ
Catlettsburg, KY
Findlay Twp. PA
Pittsburgh, PA (HQ)
Neville Island, PA
Pearlington, MS
Mexico City, Mexico
Fukui, Fukui Prefecture, Japan
Suzhou, Jiangsu Province, China
Singapore (HQ)
São Paulo, Brazil
US Sales Representation:
• San Francisco, CA
• Chicago, IL
• Baton Rouge, LA
• Lake Charles, LA
• Louisville, KY
• New York, NY
• Portland, OR
• Cleveland, OH
• Harrisburg, PA
• Philadelphia, PA
• Pittsburgh, PA
• Houston, TX
• Charlottesville, VA
• Seattle, WA
• Appleton, WI
Global Sales Representation
Manufacturing Locations
Regional Offices / HQ

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 9

         Activated Carbon   Reactivation  Equipment Technologies  Consumer  $487MM(91%)  $39MM(7%)  $9MM(2%)  Market Applications  Products & Services  2015 Revenue Profile  Source: Annual report, Management analysis

 Financial Highlights  (In millions except per share data)  2012  2013  2014  2015  Net Sales  $562.3  $547.9  $555.1  $535.0  Gross Margin %*  30.2%  33.0%  34.6%  35.8%  Operating Expense %**  16.6%  15.1%  15.7%  17.1%  Income from Operations  $39.9  $68.9  $74.6  $64.8  Net Income  $23.3  $45.7  $49.4  $43.5  Net Income Per Common Share (Diluted)  $0.41  $0.84  $0.92  $0.82  Wgt’d Avg Shares O/S (Diluted)  56.8  54.7  53.9  52.7  EBITDA %***  11.3%  17.6%  18.6%  18.6%  * Net sales less the cost of products sold as a percentage of sales (excluding depreciation & amortization expense)** Absent SAP reimplementation costs, the performance was 15% in 2014 and 16.2% in 2015.*** Earnings before interest, taxes, depreciation, and amortization as a percentage of sales

 Drivers of Sales GrowthMercury RemovalNorth American Drinking WaterReactivationBallast Water Treatment

Drivers of Sales Growth

Mercury Removal



- Mercury and Air Toxics Standards (MATS) regulation driven
- Coal-fired power plants
- Cement production
- Industrial boilers
- Calgon Carbon Solution = FLUEPAC®

Reactivation


REACTIVATION
SPENT CARBON TRANSPORTED
ON-SITE CARBON EXCHANGE

- Total cost of ownership perspective
- Sustainable practice
- Platform for expansion into new markets

North American Drinking Water



- Driven by U.S. drinking water regulations, taste & odor, other water source contaminants.
- US municipalities
- Calgon Carbon Solution = Granular Activated Carbon / Custom Municipal React / UV technology

Ballast Water



- International Maritime Organization (IMO) and US Coast Guard regulation driven
- Retrofit existing fleet
- Installation in new ship builds
- Calgon Carbon Solution = Hyde GUARDIAN®

CalgonCarbon® *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 13

Mercury Removal

Market Drivers

EPA MATS rule significantly increasing the number of U.S. power plants required to control mercury emissions in 2015 and 2016

U.S. EPA Mercury and Air Toxics Standards (MATS)

- Requires 400+ coal-fired plants (900+ generating units) to comply with mercury emissions; expect ~ 400 to use carbon
- 29 June 2015: Supreme Court overturned the District Court of Appeals decision that EPA did not need to consider costs when initiating the MATS rule; remanded back to District Court.
- Dec. 2015: District Court remands MATS to EPA to complete cost estimate and issue final finding, w/o vacating the rule.
  - MATS expected to remain in effect

CCC Solution

Powdered carbon injection is treatment technology of choice

Calgon Carbon's Advanced FLUEPAC® Products

- Flexibility: Complete product line including premium, advanced products that deliver superior performance
- Lowest "total" mercury control cost
- Ash sales maintenance
- 50% to 70% less carbon to meet MATS requirement
- Dry Product – improves product flow and operational performance
- Compatibility/Superior Hg removal when dry sorbent injection (DSI) is utilized for SO_2 or HCl control
- Calgon Carbon sales = $58.2 million in 2015 vs. $28.7 million in 2014.

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 14

Mercury Market Segmentation[1]

April 2016
MATS Compliance
+(100-140) MM Std. Pounds
(Total: 290-400 MM Std. Pounds)*

April 2015
MATS Compliance
+(70-100) MM Std. Pounds
(Total: 190-260 MM Std. Pounds)

- Annual market size based on Standard (Gen 1) product demand
- Total annual market value is estimated at ~ $245 - $270MM by 2017[1]
- CCC expects to ultimately secure at least 30% share of the market value
- 2015 revenue: $58.2M; 2014 revenue $28.7M

Note 1 – Assumes EPA issues final finding on MATS, and MATS remains in effect.

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 15

North American Drinking Water

Current Status

Issues

- Taste & odor control.
- Water supplied from vulnerable surface water sources.
- Disinfection byproducts (DPB) formed by chlorine reacting with natural organic matter in the water.
- Drought conditions leading to sourcing water from contaminated groundwater sources.

Regulatory Situation

- U.S. EPA Safe Drinking Water Act reg's limit DBPs in drinking water (Stage 1 – 1998, Stage 2 – 2005).
- Majority in compliance by July 2015
- Drinking Water Protection Act (Aug 2015). EPA to develop plan to assess and manage risks of algal toxins in public water systems.
- **Many contaminants to be reviewed.**

Granular AC Opportunity

- **Only ~10% of water systems have installed GAC**
- Multiple benefits: a barrier defense for drinking water against DBPs, taste & odor, chemical spills, algal blooms and other contaminants .
- **Many municipalities currently treat DBPs with chloramines – possibly subject to future EPA regulation.**

Market Potential

US / Canada Market Potential



Installed GAC – M lbs
Note: Reflects current market drivers
~4.5% CAGR
250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
DBP
Non DBP

Source: Management analysis

Stage 3 DBP - - **Potential** GAC Opportunity

Util's using Chloramines	Capacity (MGD)	Initial Fill (M lbs)	Exchanges (M lbs / yr)
Los Angeles, CA*	2,000	120	20.0
San Francisco, CA	1,000	60	10.0
Las Vegas, NV**	800	50	8.3
Boston, MA	500	30	5.0
Dallas, TX**	500	30	5.0
Houston, TX*	500	30	5.0
Philadelphia, PA	500	30	5.0
Denver, CO*	300	20	3.3
Washington DC	300	20	3.3
San Diego, CA**	150	10	1.6
Total	**6,550**	**400** ***	**67**

*Actively researching GAC adoption ** Planning / running pilot tests w/ GAC

*** Approx. 2.5X the current Muncipal GAC market size

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 16

Reactivation

Benefits

- Lower costs than using virgin carbon
- Certified destruction of the adsorbed materials (which may be classified as hazardous)
  - No landfill liabilities
  - Lower cost than incineration
- Sustainability benefits
  - Generates only 20% of the CO_2 vs. the production of virgin carbon
- Assured supply of carbon
- Expert Field Service support and logistics



REACTIVATION
SPENT CARBON TRANSPORTED
REACTIVATED CARBON TRANSPORTED
ON-SITE CARBON EXCHANGE

Reactivation Sites



North Tonawanda, NY
- Municipal

Pittsburgh, PA
- Industrial
- RCRA

Columbus, OH
- Municipal, Industrial

Catlettsburg, KY
- Industrial
- RCRA

Gila Bend, AZ
- Municipal

Blue Lake, CA (idle)
- Municipal



Tipton, UK
- Municipal

Grays, UK
- Municipal

Feluy, Belgium
- Municipal, Industrial



Fukui, Japan
- Food, Industrial

Suzhou, China
- Industrial, municipal (conversion of muni kiln to industrial in process)

Approximately 158 municipal water systems use Custom Municipal Reactivation (CMR) in North America; 22 water systems added in 2015

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 17

North American Drinking Water Market

Community Water Systems (Size and Population Served)

Size of Primary Market:	~8,900 systems
Systems using GAC:	~900 systems
CCC Accounts:	~450 systems
CCC CMR Act's:	~158 systems
Add'l CMR Opportunity	> 200 systems



Very Large*
133,100,000
~400 systems
Large *
106,300,000
~3,700 systems
Medium*
28,100,000
~4,800 systems
Small
19,900,000
~14,000 systems
Very Small
4,900,000
~29,000 systems

* Calgon Carbon Primary Target Market Segments

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 18

Ballast Water Treatment

Situation

- Prevent spread of invasive species (e.g. zebra mussels)
- Expected market size $18B to $28B – 64,000 ships

Regulation

IMO

IMO

- 47 Countries with 34.35% of world tonnage have signed convention
- 30 Countries with 35% of world tonnage required
- Belgium expected to approve in March; many expect ratification in 2016
- Compliance begins 12 months following ratification and extends for ~ 5 years

United States Coast Guard (USCG)

- Final Ballast Rule enacted June 2012
- All vessels subject to compliance as of Jan 1, 2016 – no systems Type Approved
- USCG has granted over 4,400 extensions

Hyde Marine



Hyde GUARDIAN GOLD®
BALLAST WATER TREATMENT SYSTEM

- Addresses the LARGE retrofit market with a SMALL system
- New advances in filter technology have enabled the use of small filters even in extremely high sediment waters
- Expands CCC's servable market into higher flow rate systems
- Over 450 Hyde systems sold since 2010 acquisition
- Testing for updated IMO Type Approval progressing well.
  - Expect completion later in 2016
  - Appealed USCG decision disallowing efficacy testing using MPN method for USCG Type Approval application.

CalgonCarbon® *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 19

 Value Creation Drivers

Cost Improvement Plan

Phase I	Phase II	Phase III*
$10M	**$10M**	**$20M**
• Organization and staffing	• Product rationalization	• Virgin plant optimization project
• Pearl River Plant improvements	• Organization and staffing	• New investment projects
• Datong closure	• Global procurement initiatives	• Long-term coal supply strategy
• R&D spending cuts	• Transportation and warehousing efficiency improvements	

2015 Cost Improvement Program *

$10M

- Benefits expected in 2016 and 2017
- Generated from
  - Global warehouse optimization
  - Product procurement alliances
  - Operational efficiency investment projects
  - Reactivation efficiencies and cost improvements

* Estimated $5M from Phase III and $10M from additional 2015 program to be captured approximately 50% in 2016 and 2017

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 21

Value Creation Drivers

Invest in Existing Facilities

- Production line de-bottlenecking at Big Sandy KY plant
- Numerous other capacity-enhancing projects at Big Sandy KY and Pearl River plant in MS
- ~80% expansion (9M lbs) of Tipton Plant in UK. Grand re-opening March 10, 2016.
- ~40% expansion (12M lbs) at Neville Island Plant in PA by late 2017

Resulting Margin Improvement



Pre-D&A Gross Margin % Trends
36.0%
34.0%
32.0%
30.0%
30.2%
35.8%
2012
2013
2014
2015

Revenue Growth Focus

- Maintain strong position in the mercury removal market
- Establish solid market share for Ballast Water
- Increase our presence in Latin/South America (estimated total current activated carbon market size of ~130M lbs)
- Establish a presence in India (estimated total current activated carbon market size of ~130MM pounds)
- Launch and leverage Global Key Account Management
- Introduce new strategy for outsourced carbons, including long-term sourcing of new base materials for

M & A – Potential Areas of Focus

- Activated Carbon portfolio expansion
- Strengthen our presence in certain markets (Brazil; India, South Korea)
- Create a more balanced platform for growth – from a geographic, product technology, or regulatory perspective – including technologies adjacent to activated carbon

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 22

Capital Allocation Program    Actual2013  Actual2014  Actual2015  Forecasted2016  Investment in plants and other assets (CapEx)  $30.3MM  $63.5MM  $62.3MM  $50 - $60MM  Share Repurchase * Accelerated Repurchases Open Market Purchase  $50.0MM***$3.0MM  $39.7MM  $35.0MM  “Active in Q1”  Dividends (Quarterly)**  -0-  -0-  $0.05/share  $0.05/share  M&A  -0-  -0-  -0-  Under Consideration   * $72.3MM in remaining authorization as of Dec. 31, 2015. ** In February 2015, CCC’s Board of Directors declared first quarterly dividend in more than 9 years. Dividends are subject to Board approval.*** Commenced in November 2012 and concluded in September 2013.Balance Sheet Remains Strong: Total debt of $111M at Dec 31, 2015 – represents 1.1x multiple of 2015 EBITDA.

           Key Drivers for Improved, Sustainable Shareholder Value Creation  2013  2014  2015  2016  2017    Expected Rapid Expansion of Ballast Water Retrofit Market for Hyde GUARDIAN Systems     Utilize Balance Sheet Capacity for Maximum Shareholder Value Creation – Dividends / Share Repurchases and Intensifying M&A Efforts to Grow Revenues and Earnings    $40 MM Cost Improvement Programs (Phases I–III)    North American Drinking Water – Continued Increases in GAC usage and Custom Municipal Reactivation       $10 MM New Cost Improvement Program  Continued Growth of PAC Sales for Mercury by 2017

 Thank You